Exhibit 10.2

EXECUTION COPY

CONSENT, WAIVER AND FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS CONSENT, WAIVER AND FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Consent”) is entered into as of July 21, 2006 by and among PANTHER II TRANSPORTATION, INC., an Ohio corporation (“Borrower”), PANTHER EXPEDITED SERVICES, INC., a Delaware corporation f/k/a PTHR Holdings, Inc. (“Holdings”), PANTHER II, INC., an Ohio corporation f/k/a Sokolowski, Inc. (“Panther Sub”; Borrower, Holdings and Panther Sub are collectively referred to herein as the “Loan Parties” and each individually as a “Loan Party”), ANTARES CAPITAL CORPORATION, a Delaware corporation, as agent (together with its successors and assigns in such capacity, the “Agent”) for the several financial institutions from time to time party to the Credit Agreement (collectively, the “Lenders” and individually each a “Lender”), and for itself as a Lender, and such Lenders.

W I T N E S S E T H:

WHEREAS, Borrower, Agent and the Lenders have entered into that certain Amended and Restated Credit Agreement dated as of January 11, 2006 (as the same has been and hereafter may be amended, modified, restated or otherwise supplemented from time to time, the “Credit Agreement”);

WHEREAS, Borrower has informed Agent and the Lenders that Borrower wishes to acquire certain assets of Con-way Expedite & Brokerage Inc., a Delaware corporation (“Con-way”) pursuant to that certain Asset Purchase Agreement dated as of July 21, 2006 (the “Purchase Agreement”) by and among Con-way, Con-way Transportation LLC, a Delaware limited liability company, Con-way, Inc., a Delaware corporation, and Borrower (such acquisition pursuant to the Purchase Agreement, generally, the “Con-way Acquisition”);

WHEREAS, in connection with the Con-way Acquisition Borrower intends to use proceeds of Revolving Loans in the aggregate principal amount of $8,000,000 for the sole and express purpose of paying the purchase price for, and the fees, costs and expenses related to, the Con-way Acquisition;

WHEREAS, Borrower has requested that Agent and the Lenders (a) consent to the Con-way Acquisition, (b) consent to Borrower’s use of proceeds of Revolving Loans in the aggregate principal amount of $8,000,000 for the sole and express purpose of paying the purchase price for, and the fees, costs and expenses related to, the Con-way Acquisition, (c) agree to waive an Event of Default existing under the Credit Agreement and other Loan Documents as a result of Holdings changing its legal name to “Panther Expedited Services, Inc.” (the “Existing Events of Default”), and (d) agree to amend the Credit Agreement in certain respects as set forth herein; and

WHEREAS, Agent and the Lenders are willing to grant such consents and make the foregoing waiver and amendments, in each case subject to the terms, conditions and other provisions hereof; and

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement.

2. Consent and Agreement. Notwithstanding anything to the contrary contained in the Credit Agreement or any other Loan Document, and subject to and in accordance with the terms of this Consent, Agent and Lenders hereby:

(a) consent to the Con-way Acquisition; and

(b) consent to the Borrower’s use of proceeds of Revolving Loans in the aggregate principal amount of $8,000,000 for the sole and express purpose of paying the purchase price for, and the fees, costs and expenses related to, the Con-way Acquisition.

3. Limited Waiver. Effective as of the date hereof, upon satisfaction of the conditions precedent set forth in Section 5 hereof, and in reliance upon the representations and warranties of the Borrower set forth in the Credit Agreement and in this Consent, Agent and Required Lenders hereby waive the Existing Event of Default. The foregoing is a limited waiver and the execution and delivery of this Amendment does not (a) constitute a waiver of any term or provision of the Loan Documents, except as expressly set forth above, or (b) constitute a waiver by Agent or any Lender of any of its other rights or remedies under the Loan Documents (all such rights and remedies being expressly reserved).

4. Amendments. Subject to the conditions set forth below, and in reliance upon the representations and warranties of the Loan Parties set forth in the Credit Agreement and in this Consent, the Credit Agreement is hereby amended as follows:

(a) The “address for notices” paragraph contained on the signature page for the Agent to the Credit Agreement is amended by deleting such paragraph in its entirety and substituting the following therefor:

“500 West Monroe Street

17th Floor

Chicago, IL 60661

Attn: Portfolio Manager – Panther

Facsimile: (312) 697-3998

Telephone (312) 697-3999”

(b) The definition of “Pro Forma Acquisition EBITDA” in Covenant 6.2 of Exhibit 4.2(b) (Compliance Certificate) of the Credit Agreement is hereby amended by adding the following sentence to the end thereof:

“The foregoing notwithstanding, “Pro Forma Acquisition EBITDA” attributable to Con-way shall be deemed to be $285,000 for each fiscal month commencing with the fiscal month of August 2005 through and including the fiscal month of July 2006.”

(5) Conditions Precedent. The effectiveness of this Consent is subject to the following conditions precedent or concurrent:

(a) the execution and delivery of this Consent by each of the Loan Parties, Agent and Lenders;

(b) delivery to Agent of the documents and other items identified in the Document Checklist, a copy of which is attached hereto as Exhibit A, all in form and substance reasonably satisfactory to Agent and Borrower;

(c) the Con-way Acquisition shall have been consummated in accordance with all material Requirements of Law and of the Con-way Purchase Agreement (no material provision of which shall have been amended or otherwise modified or waived without the prior written consent of Agent), for a purchase price not to exceed $8,000,000 and Con-way shall have fully performed all of the obligations to be performed by it under the Con-way Purchase Agreement; and

(d) receipt by Agent of evidence in form and substance reasonably satisfactory to Agent of the consent to and acknowledgment of the Con-way Acquisition by the Subordinated Lenders.

6. Representations and Warranties. Each Loan Party, jointly and severally, hereby represents and warrants to Agent and each Lender as follows:

(a) Such Loan Party is a corporation duly organized, validity existing and in good standing under the laws of the jurisdiction of its incorporation;

(b) Such Loan Party has the power and authority to execute, deliver and perform its obligations under this Consent, the Con-way Purchase Agreement (in the case of the Borrower) and each other document, agreement and instrument executed by such Loan Party in connection with each of the foregoing;

(c) the execution, delivery and performance by such Loan Party of this Consent, the Con-way Purchase Agreement (in the case of the Borrower) and each other document, agreement and instrument executed by such Loan Party in connection with each of the foregoing have been duly authorized by all necessary action;

(d) this Consent, the Con-way Purchase Agreement (in the case of the Borrower) and each other document, agreement and instrument executed by such Loan Party in connection with each of the foregoing constitutes the legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditor’s rights generally or by equitable principles relating to enforceability;

(e) the Con-way Acquisition is permitted pursuant to all material Requirements of Law and all material agreements, documents and instruments to which the Borrower is a party or by which any of its properties or assets are bound;

(f) the Con-way Purchase Agreement and all other documents, agreements and instruments executed in connection therewith collectively set forth the entire agreement and understanding of the parties thereto relating to the subject matter thereof, and there are no other agreements, arrangements or understandings, written or oral, relating to the matters covered thereby;

(g) on the date hereof, each of the representations and warranties of the Loan Parties and, to the best knowledge of the Loan Parties, of Con-way contained in the Con-way Purchase Agreement is true, correct and complete in all material respects;

(h) all material conditions precedent to the Con-way Acquisition have been fulfilled or (with the prior written consent of the Agent and Required Lenders) waived, and the Con-way Purchase Agreement has not been amended or otherwise modified and there has been no breach of any material term thereof or condition thereto;

(i) the Subordinated Lenders have consented to the Con-way Acquisition;

(j) after giving effect to the waiver set forth in Section 3 of this Consent, no Default or Event of Default exists; and

(k) after giving effect to the Con-way Acquisition, including the incurrence of Indebtedness in connection therewith, and the amendment set forth in Section 4(b) of this Consent, the Borrower is in compliance on a pro forma basis with the covenants set forth in Section 6.2, recomputed for the most recent month for which financial statements have been delivered.

7. No Further Waiver. Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Loan Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, Agent and Lenders reserve all rights, privileges and remedies under the Loan Documents. The Credit Agreement and other Loan Documents remain unmodified and in full force and effect.

8. References. Any reference to the Credit Agreement contained in any document, instrument or agreement executed in connection with the Credit Agreement, including, without limitation, any Loan Document, shall be deemed to be a reference to the Credit Agreement as modified by this Consent.

9. Counterparts. This Consent may be executed and delivered via facsimile with the same force and effect as if an original were executed and may be executed by one or more of the parties to this Consent and any number of separate counterparts, each of which when so executed, shall be deemed an original and all said counterparts when taken together shall be deemed to constitute but one and the same instrument.

10. Successors and Assigns. This Consent shall be binding upon and inure to the benefit of Borrower and each other Loan Party and their successors and assigns and the Agent and the Lenders and their successors and assigns.

11. Further Assurances. Each Loan Party hereby agrees from time to time, as and when requested by the Agent or Lender, to execute and deliver or cause to be executed and delivered, all such documents, instruments and agreements and to take or cause to be taken such further or other action as the Agent or Lender may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Consent.

12. GOVERNING LAW. THIS CONSENT SHALL BE GOVERNED BY AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

13. Severability. Wherever possible, each provision of this Consent shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Consent shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Consent.

14. Reaffirmation. Each of the Loan Parties as debtor, grantor, pledgor, guarantor, assignor, or in other any other similar capacity in which such Loan Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby: (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Loan Party granted liens on or security interests in any of its property pursuant to any such Loan Document as security for or otherwise guaranteed the Obligations under or with respect to the Loan Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations. Each of the Loan Parties hereby consents to this Consent and acknowledges that each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed. Except as specifically provided hereunder, the execution of this Consent shall not operate as a waiver of any right, power or remedy of the Agent or Lenders, constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations.

– Remainder of Page Intentionally Blank; Signature Page Follows –

IN WITNESS WHEREOF, the parties have executed this Consent as of the date set forth above.

BORROWER:		HOLDINGS:

PANTHER II TRANSPORTATION, INC., an Ohio corporation		PANTHER EXPEDITED SERVICES, INC., a Delaware corporation f/k/a PTHR Holdings, Inc.

By:	/s/ John J. Sliter	By:	/s/ John J. Sliter
Name:	John J. Sliter	Name:	John J. Sliter
Title:	Treasurer/Secretary	Title:	Treasurer/Secretary

PANTHER SUB:

PANTHER II, INC., an Ohio corporation f/k/a Sokolowski, Inc.

By:	/s/ John J. Sliter
Name:	John J. Sliter
Title:	Treasurer/Secretary

AGENT AND LENDERS:

ANTARES CAPITAL CORPORATION, a
Delaware corporation, as a Lender and as Agent

By:	/s/ Dan Glickman
Name:	Dan Glickman
Title:	Managing Director

M&I MARSHALL & ILSLEY BANK, as a
Lender

By:
Name:
Title:

M&I MARSHALL & ILSLEY BANK, as a
Lender

By:
Name:
Title:

LASALLE BANK NATIONAL,
ASSOCIATION, as a Lender

By:
Name:
Title:

ORIX FINANCE CORP, as a Lender

By:
Name:
Title:

AGENT AND LENDERS:

ANTARES CAPITAL CORPORATION, a Delaware corporation, as a Lender and as Agent

By:
Name:
Title:

M&I MARSHALL & ILSLEY BANK, as a
Lender

By:	/s/ Stephen F. Geimer
Name:	Stephen F. Geimer
Title:	Senior Vice President

M&I MARSHALL & ILSLEY BANK, as a
Lender

By:	/s/ Stephen E. Kalmer
Name:	Stephen E. Kalmer
Title:	Vice President

LASALLE BANK NATIONAL
ASSOCIATION, as a Lender

By:
Name:
Title:

ORIX FINANCE CORP., as a Lender

By:
Name:
Title:

AGENT AND LENDERS:

ANTARES CAPITAL CORPORATION, a Delaware corporation, as a Lender and as Agent

By:
Name:
Title:

M&I MARSHALL & ILSLEY BANK, as a Lender

By:
Name:
Title:

M&I MARSHALL & ILSLEY BANK, as aLender

By:
Name:
Title:

LASALLE BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ David. J. Thomas
Name:	David. J. Thomas
Title:	SeniorVice President

ORIX FINANCE CORP., as a Lender

By:
Name:
Title:

AGENT AND LENDERS:

ANTARES CAPITAL CORPORATION, a Delaware corporation, as a Lender and as Agent

By:
Name:
Title:

M&I MARSHALL & 1LSLEY BANK, as a Lender

By:
Name:
Title:

M&I MARSHALL & ILSLEY BANK, as a Lender

By:
Name:
Title:

LASALLE BANK NATIONAL ASSOCIATION, as a Lender

By:
Name:
Title:

ORIX FINANCE CORP., as a Lender

By:	/s/ Kenneth E. Moore
Name:	Kenneth E. Moore
Title:	Managing Director

MARINER CDO 2002, LTD., as a Lender

By:	JP Morgan Chase Bank, N.A., As Trustee of the Antares Funding Trust created under the Trust Agreement dated as of November 30, 1999

By:
Name:
Title:

NAVIGATOR CDO 2003, LTD, as a Lender

By:	Antares Asset Management Inc., as Collateral Manager

By:	/s/ James Van Pelt
Name:	James Van Pelt
Title:	Authorized Signatory

NAVIGATOR CDO 2005, LTD, as a Lender

By:	Antares Asset Management Inc., as Collateral Manager

By:	/s/ James Van Pelt
Name:	James Van Pelt
Title:	Authorized Signatory

OFSI FUND II, LLC, as a Lender

By:	Orchard First Source Asset Management, LLC its attorney in fact

By:	Orchard First Source Capital, Inc. its attorney in fact

By:
Name:
Title:

MARINER CDO 2002, LTD., as a Lender

By:	JP Morgan Chase Bank, N.A., As Trustee of the Antares Funding Trust created under the Trust Agreement dated as of November 30, 1999

By:
Name:
Title:

NAVIGATOR CDO 2003, LTD, as a Lender

By:	Antares Asset Management Inc., as Collateral Manager

By:
Name:
Title:

NAVIGATOR CDO 2005, LTD, as a Lender

By:	Antares Asset Management Inc., as Collateral Manager

By:
Name:
Title:

OFSI FUND II, LLC, as a Lender

By:	Orchard First Source Asset Management, LLC its attorney in fact

By:	Orchard First Source Capital, Inc. its attorney in fact

By:	/s/ Christopher W. Coulomb
Name:	Christopher W. Coulomb
Title:	Director

WB LOAN FUNDING 3, LLC, as a Lender

By:	/s/ Adrienne Musgnug
Name:	Adrienne Musgnug
Title:	Managing Director

BABSON CLO LTD. 2006-I, as a Lender

By:	Babson Capital Management LLC, as Collateral Manager

By:	/s/ Adrienne Musgnug
Name:	Adrienne Musgnug
Title:	Managing Director

BABSON CLO LTD. 2005-I, as a Lender

By:	Babson Capital Management LLC, as Collateral Manager

By:	/s/ Adrienne Musgnug
Name:	Adrienne Musgnug
Title:	Managing Director

BABSON CLO LTD. 2005-II, as a Lender

By:	Babson Capital Management LLC, as Collateral Manager

By:	/s/ Adrienne Musgnug
Name;	Adrienne Musgnug
Title:	Managing Director

BABSON CLO LTD. 2005-III, as a Lender

By:	Babson Capital Management LLC, as Collateral Manager

By:	/s/ Adrienne Musgnug
Name:	Adrienne Musgnug
Title:	Managing Director

OFSI FUND III, LLC, as a Lender

By: Orchard First Source Asset Management, LLC its attorney in fact

By: Orchard First Source Capital, Inc. its attorney in fact

By:	/s/ Christopher W. Coulomb
Name:	Christopher W. Coulomb
Title:	Director

EXHIBIT A to Limited Consent, Waiver and First Amendment

to Amended and Restated Credit Agreement

DOCUMENT CHECKLIST

I.	Principal Collateral Documents

1.	Assignment of Acquisition Documents

II.	Collateral Due Diligence

2.	Pre-closing lien searches described on Annex A hereto

III.	Certification of Documents by a Responsible Officer of Borrower

3.	Con-way Purchase Documents:

a.	Con-way Purchase Agreement, with all exhibits and schedules thereto

b.	Bill of Sale

c.	Form of Independent Contractor Agreement Sublease and Assignment Agreement

d.	Form of Lease Purchase Agreement Assignment and Assumption Agreement

e.	Deposit Escrow Agreement

f.	Financial Statements of Con-way

4.	Compliance Certificate demonstrating that, after giving effect to the Con-way Acquisition, including the incurrence of Indebtedness in connection therewith, and the amendment set forth in Section 4(b) of the Consent, the Borrower is in compliance on a pro forma basis with the covenants set forth in Section 6.2, recomputed for the most recent month for which financial statements have been delivered

ANNEX A to Document Checklist

UCC SEARCHES

Con-way Expedite & Brokerage Inc.	Con-way Transportation Services, Inc.

1. Delaware SOS	1. Delaware SOS
2. Washtenaw County, Michigan	2. Washtenaw County, Michigan